Exhibit 99.1

K-V Pharmaceutical	Contact:
One Corporate Woods Drive	Michael Anderson/Brooke Eiler
Bridgeton, MO 63044	314-645-6600

FOR IMMEDIATE RELEASE

K-V Pharmaceutical Announces Reduction in Force

St. Louis, MO—March 31, 2010 — K-V Pharmaceutical Company (NYSE: KVa/KVb) (the “Company”) today announced that it has reduced its work force by 289 employees, or approximately 42%, in order to lower its operating costs. The reduction in the Company’s work force is a part of the Company’s efforts to manage its cash and financial resources while it continues working with the Food and Drug Administration (the “FDA”) to return its products to market.

“Although this type of action is always difficult, we believe it is a necessary step to preserve our capital resources and to re-size our company to be in line with our current expectations of when and how we will be able to return to market,” said David Van Vliet, interim CEO of the Company. “Despite this reduction in our work force, we believe we have retained the capabilities and the overall level of employees needed to effectively support our future re-entry into the market.”

About K-V Pharmaceutical Company

K-V Pharmaceutical Company is a fully integrated specialty pharmaceutical company that develops, manufactures, markets, and acquires technology-distinguished branded and generic/non-branded prescription pharmaceutical products. For further information about K-V Pharmaceutical Company, please visit the Company’s corporate Web site at www.kvpharmaceutical.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning the operations, future results and prospects of the Company. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including without limitation, statements about product development, product launches, regulatory approvals, governmental and regulatory actions and proceedings, market position, acquisitions, sale of assets, revenues, expenditures, resumption of manufacturing and distribution of products and the impact of the recall and suspension of shipments on revenues, and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, the Company provides the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions.

Such factors include (but are not limited to) the following:

(1)	the ability to continue as a going concern;

(2)	difficulties and uncertainties with respect to obtaining additional capital, as more fully described in Item 7—“Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the Annual Report on Form 10-K for the fiscal year ended March 31, 2009 (the “2009 Form 10-K”);

(3)	the consent decree between us and the U.S. Food and Drug Administration (the “FDA”) and our suspension of the production and shipment of all of the products that we manufacture and the related nationwide recall affecting all of the products that we manufacture, as well as the related material adverse effect on our revenue, assets and liquidity and capital resources, as more fully described in Item 1—“Business—(b) Significant Recent Developments—Discontinuation of Manufacturing and Distribution; Product Recalls; and the FDA Consent Decree” in the 2009 Form 10-K;

(4)	the possibility of further reducing our operations, including further reductions of our employee base, and significantly curtailing some or all of our efforts to meet the consent decree’s requirements and return our approved products to market in order to maintain and attempt to increase our limited cash and financial resources;

(5)	the plea agreement between us and the U.S. Department of Justice and our obligations in connection therewith, as well as the related material adverse effect, if any, on our revenue, assets and liquidity and capital resources, as more fully described in Item 1—“Business—(b) Significant Recent Developments—Plea Agreement with the U.S. Department of Justice” in the 2009 Form 10-K;

(6)	changes in the current and future business environment, including interest rates and capital and consumer spending;

(7)	the difficulty of predicting FDA approvals, including timing, and that any period of exclusivity may not be realized;

(8)	the possibility of not obtaining FDA approvals or delay in obtaining FDA approvals;

(9)	acceptance of and demand for our new pharmaceutical products;

(10)	the introduction and impact of competitive products and pricing, including as a result of so-called authorized-generic drugs;

(11)	new product development and launch, including the possibility that any product launch may be delayed;

(12)	reliance on key strategic alliances;

(13)	the availability of raw materials and/or products manufactured for us under contract manufacturing arrangements with third parties;

(14)	the regulatory environment, including regulatory agency and judicial actions and changes in applicable law or regulations;

(15)	fluctuations in revenues;

(16)	the difficulty of predicting international regulatory approvals, including timing;

(17)	the difficulty of predicting the pattern of inventory movements by our customers;

(18)	the impact of competitive response to our sales, marketing and strategic efforts, including the introduction or potential introduction of generic or competing products against products sold by us and our subsidiaries;

(19)	risks that we may not ultimately prevail in litigation, including product liability lawsuits and challenges to our intellectual property rights by actual or potential competitors or to our ability to market generic products due to brand company patents and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by us or our subsidiaries including without limitation the litigation and claims referred to in Note 16—“Commitments and Contingencies” of the Notes to the Consolidated Financial Statements included in the 2009 Form 10-K;

(20)	the possibility that our current estimates of the financial effect of certain announced product recalls could prove to be incorrect;

(21)	whether any product recalls or product introductions result in litigation, agency action or material damages;

(22)	failure to supply claims by certain of our customers, including CVS Pharmacy, Inc., that, despite the formal discontinuation action by us of our products, we should compensate such customers for any additional costs they allegedly incurred for procuring products we did not supply;

(23)	the satisfaction or waiver of the terms and conditions for the acquisition of the full U.S. and worldwide rights to Gestiva™ set forth in the previously disclosed Gestiva™ acquisition agreement, as amended;

(24)	the series of putative class action lawsuits alleging violations of the federal securities laws by us and certain individuals, all as more fully described in Note 16—“Commitments and Contingencies” of the Notes to the Consolidated Financial Statements included in the 2009 Form 10-K;

(25)	the possibility that insurance proceeds are insufficient to cover potential losses that may arise from litigation, including with respect to product liability or securities litigation;

(26)	the informal inquiry initiated by the Securities and Exchange Commission (the “SEC”) and any related or additional governmental investigative or enforcement proceedings as more fully described in Note 16—“Commitments and Contingencies” of the Notes to the Consolidated Financial Statements included in the 2009 Form 10-K;

(27)	the possibility that the pending investigation by the Office of Inspector General of the Department of Health and Human Services into potential false claims under Title 42 of the U.S. Code as more fully described in Note 16—“Commitments and Contingencies” of the Notes to the Consolidated Financial Statements included in the 2009 Form 10-K could result in significant civil fines or penalties, including exclusion from participation in federal healthcare programs such as Medicare and Medicaid;

(28)	delays in returning, or failure to return, certain or many of our approved products to market, including loss of market share as a result of the suspension of shipments, and related costs;

(29)	the ability to sell or license certain assets, and the terms of such transactions;

(30)	the possibility that default on one type or class of our indebtedness could result in cross default under, and the acceleration of, our other indebtedness; and

(31)	the risks detailed from time to time in our filings with the SEC.

This discussion is not exhaustive, but is designed to highlight important factors that may impact the Company’s forward-looking statements.

Because the factors referred to above, as well as the statements included elsewhere in this press release, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by the Company or on the Company’s behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under the caption “Item 1A—Risk Factors” in the 2009 Form 10-K, as supplemented by the Company’s subsequent SEC filings. Further, any forward-looking statement speaks only as of the date on which it is made and the Company is under no obligation to update any of the forward-looking statements after the date of this press release. New factors emerge from time to time, and it is not possible for the Company to predict which factors will arise, when they will arise and/or their effects. In addition, the Company cannot assess the impact of each factor on the Company’s future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.